                                                 EXHIBIT 10(g)(2)
                                                 ----------------
                         AMENDMENT NO. 1
                              DATED
               TO MANAGEMENT AGREEMENT DATED AS OF
       BETWEEN                               (THE "OWNER")
            AND MARITIME OVERSEAS CORPORATION ("MOC")

                      W I T N E S S E T H :

     IT IS HEREBY MUTUALLY AGREED as follows:

      1. Section 5(b) of the Management Agreement, which provides for the escalation of the fees payable to MOC in the circumstances set forth therein, is hereby amended, effective the date hereof, by suspending the application of the provisions of said Section 5(b) during such period as the Owner's vessel
             (formerly  Hull No.      ) is chartered  under  Time
Charter  Party  dated                , as amended  from  time  to
time, including the Renewal Period referred to therein (the "Charter"). Upon termination of the Charter, the provisions of said Section 5(b) shall once again become effective.
      2. Except as amended hereby, all of the terms and conditions of the Management Agreement shall remain unaltered and continue in full force and effect.
      IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Management Agreement the day and year first above written.

                                   By:
                                      --------------------------

                                   MARITIME OVERSEAS CORPORATION

                                   By:
                                     ---------------------------

                                                 EXHIBIT 10(g)(2)
                                                 ----------------
                         AMENDMENT NO. 2
                           DATED AS OF
               TO MANAGEMENT AGREEMENT DATED AS OF
       BETWEEN                               (THE "OWNER")
            AND MARITIME OVERSEAS CORPORATION ("MOC")

                      W I T N E S S E T H :

     IT IS HEREBY MUTUALLY AGREED as follows:
      1. Section 5(a) of the Management Agreement is hereby amended, commencing on the Effective Date, as defined in Addendum
No.       dated  as of                 to the Time Charter  Party
dated              covering the Owner's vessel          (formerly
Hull No.        ), to read as follows:

                "(a) For the duties and services to be performed hereunder, MOC shall receive in respect of the Vessel listed on Schedule "A" hereto, during such period as said Vessel is chartered under Time Charter Party dated
                          , as amended from time to time, the sum
          of $24,240 per month, payable in advance on the first business day of each month."

      2. Except as amended hereby, all of the terms and conditions of the Management Agreement, as amended by Amendment No. 1, shall remain unaltered and continue in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 to the Management Agreement the day and year first above written.

                                   By:
                                     --------------------------

                                   MARITIME OVERSEAS CORPORATION

                                   By:
                                     --------------------------